John Hancock Funds II
Supplement dated August 30, 2012 to the
current Class A and Class C, Class I, Class R2 and Class R6 Prospectuses
John Hancock Strategic Income Opportunities Fund
In the penultimate paragraph in the section of the Prospectus entitled “Fund summary — Principal investment strategies” and the ninth paragraph in the section “Fund details — Investment strategies,” the last sentence is amended and restated as follows:
In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Funds II
Supplement dated August 30, 2012 to the
current Class NAV Shares and Class 1 Shares Prospectuses
John Hancock Strategic Income Opportunities Fund (the “Fund”)
In the penultimate paragraph in the section of the Prospectus for the Fund entitled “Principal investment strategies” and, under the “Additional Information About the Funds” section, the ninth paragraph in the Investment strategies section for the Fund, the last sentence is amended and restated as follows:
In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.